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                                                                    Exhibit 10.4

               THIRD AMENDMENT TO, AND CONSENT AND RELEASE UNDER,
                           LOAN AND SECURITY AGREEMENT

      THIS THIRD AMENDMENT TO, AND CONSENT AND RELEASE UNDER, LOAN AND SECURITY AGREEMENT (this "Third Amendment") is made and entered into as of May 9, 2003, by and between RMH TELESERVICES, INC., a Pennsylvania corporation (the "Borrower"), and FOOTHILL CAPITAL CORPORATION, a California corporation (the "Lender").

                                   WITNESSETH:

      WHEREAS, the Borrower and the Lender are parties to that certain Loan and Security Agreement dated as of September 4, 2002 (as amended as of November 4, 2002 and April 18, 2003, and as the same may be further amended, modified and supplemented from time to time, the "Loan Agreement");

      WHEREAS, the Borrower desires to dissolve (the "Dissolution") one of its Subsidiaries, RMH Interactive Technologies, LLC, a Delaware limited liability company ("RMH Interactive");

      WHEREAS, RMH Interactive has no Indebtedness or other material liabilities, conducts no material operations or business and owns no material assets or properties;

      WHEREAS, after the Dissolution, any and all assets of RMH Interactive will be held by the Borrower;

      WHEREAS, the Borrower pledged its ownership of the sole membership interest of RMH Interactive in accordance with the Securities Pledge Agreement;

      WHEREAS, 515963 N.B., Inc., a corporation organized under the laws of New Brunswick, Canada ("515963 N.B."), currently has an unlimited number of authorized Class A Shares (the "Class A Shares") and Class B Shares (the "Class B Shares") and desires to limit the number of authorized Class A Shares to 50,000 shares and the number of authorized Class B Shares to 25,000 shares (collectively, the "Reduction in Shares"); and

      WHEREAS, the Borrower and the Lender wish to further amend the Loan Agreement as herein provided;

      NOW, THEREFORE, in consideration of the agreements and provisions herein contained, the parties hereto do hereby agree as follows:

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Section 1. Definitions. Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

Section 2. Amendments to Loan Agreement. The Loan Agreement is hereby amended, effective as of the date this Third Amendment becomes effective in accordance with Section 6 hereof, as follows:

      2.01 Amendments to Section 1.1. The definition of "EBITDA" is hereby amended by deleting it in its entirety and inserting the following in replacement thereof:

                  "EBITDA" means, with respect to any fiscal period, Borrower's and its Subsidiaries' consolidated net earnings (or loss), minus extraordinary gains, plus extraordinary non-cash losses (which shall include those non-cash losses recognized in the second quarter of 2003 in relation to (a) the closing of the properties located at (i) 8550 Ulmerton Road, Building F Suite 140, Largo, Florida 33771; (ii) 1600 Pennsylvania Avenue, York, Pennsylvania 19140; and (iii) 2809 East Grimes Avenue, Harlengen, Texas 78551; and (b) the write-off of intangible assets associated with the contract dated as of April 15, 1999, as amended, between the Borrower and MCI relating to third party verification of accounts in Canada) in an aggregate amount not to exceed $5,000,000, interest expense, income taxes, and depreciation and amortization for such period, as determined in accordance with GAAP; provided, however, that if the assets subject to the operating leases listed on Schedule C-2 become subject to Capital Leases, then the principal portion of the payments under such Capital Leases shall be deducted in determining EBITDA.

      2.02 Schedule 5.8(c). Schedule 5.8(c) to the Loan Agreement is hereby amended to provide that 515963 N.B. Inc. has 50,000 authorized Class A Shares and 25,000 authorized Class B Shares.

Section 3. Consent and Release in Connection with the Dissolution. Subject to the satisfaction of each of the conditions precedent set forth in Section 6 hereof, the Lender hereby:

            (a)   assuming the accuracy of the representations set forth in
Section 5.06, acknowledges that the Dissolution is permitted in accordance with clause (3) of the proviso contained in Section 7.3 of the Loan Agreement; and

            (b) consents to the release of, and hereby releases, the pledge by the Borrower of its ownership of the sole membership interest of RMH Interactive in accordance with the Securities Pledge Agreement (it being understood and agreed that this Third Amendment shall in no way effect any release of any security interest in any Collateral other than the pledge by the Borrower of its ownership of the sole membership interest of RMH Interactive in accordance with the Securities Pledge Agreement).

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Section 4. Consent to the Reduction in Shares. Subject to the terms and conditions contained herein, the Lender hereby consents to the Reduction in Shares.

Section 5. Representations and Warranties. In order to induce the Lender to enter into this Third Amendment, the Borrower hereby represents and warrants that:

      5.01 No Default. At and as of the date of this Third Amendment and at and as of the Effective Date and both prior to and after giving effect to this Third Amendment, no Default or Event of Default exists and is continuing.

      5.02 Representations and Warranties True and Correct. At and as of the date of this Third Amendment and at and as of the Effective Date and both prior to and after giving effect to this Third Amendment, each of the representations and warranties contained in the Loan Agreement and the other Loan Documents is true and correct in all material respects.

      5.03 Corporate Power, Etc. The Borrower (a) has all requisite corporate power and authority to execute and deliver this Third Amendment and to consummate the transactions contemplated hereby and (b) has taken all action, corporate or otherwise, necessary to authorize the execution and delivery of this Third Amendment and the consummation of the transactions contemplated hereby.

      5.04 No Conflict. Neither the execution and delivery of this Third Amendment nor the consummation of the transactions contemplated hereby will (a) conflict with or result in any breach or violation of any provision of the certificate of incorporation or by-laws of the Borrower, (b) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of the Borrower under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease agreement or other instrument or obligation to which the Borrower is a party or to which any of its properties or assets are subject, (c) require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any Governmental Authority, or (d) violate any order, writ, injunction, decree, judgment, ruling, law, statute, rule or regulation of any Governmental Authority.

      5.05 Binding Effect. This Third Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      5.06 RMH Interactive. RMH Interactive has no Indebtedness or other material liabilities, conducts no material operations or business and owns no material assets or properties. After the Dissolution, any and all assets of RMH Interactive will be held by the Borrower.

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Section 6. Conditions. This Third Amendment shall be effective as of May 9, 2003
(the "Effective Date") upon the fulfillment by the Borrower, in a manner satisfactory to the Lender, of all of the following conditions precedent set forth in this Section 6:

      6.01 Execution of the Third Amendment. Each of the parties hereto shall have executed an original counterpart of this Third Amendment and shall have delivered (including by way of facsimile transmission) the same to the Lender.

      6.02 Delivery of Other Documents. The Lender shall have received all other such instruments, documents and agreements as the Lender may reasonably request, duly executed and dated the date hereof, in form and substance reasonably satisfactory to the Lender.

      6.03 Representations and Warranties. As of the Effective Date, the representations and warranties set forth in Section 5 hereof shall be true and correct.

      6.04 Compliance with Terms. The Borrower shall have complied in all respects with the terms hereof and of any other agreement, document, instrument or other writing to be delivered by the Borrower in connection herewith.

Section 7. General Confirmations and Amendments.

      7.01 Continuing Effect. Except as specifically provided herein, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

      7.02 No Modification or Waiver. This Third Amendment is limited as specified and the execution, delivery and effectiveness of this Third Amendment shall not operate as a modification, acceptance or waiver of any provision of the Loan Agreement or any other Loan Document, except as specifically set forth herein.

      7.03  References.

            (a) From and after the Effective Date, (i) the Loan Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Third Amendment and (ii) all of the terms and provisions of this Third Amendment are hereby incorporated by reference into the Loan Agreement as if such terms and provisions were set forth in full therein, as applicable.

            (b) From and after the Effective Date, (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended hereby and (ii) all references in the Loan Agreement, the other Loan Documents or any other agreement, instrument or document executed and delivered in connection therewith to "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended hereby.

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Section 8. Miscellaneous.

      8.01 Governing Law. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      8.02 Severability. The provisions of this Third Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Third Amendment in any jurisdiction.

      8.03 Counterparts. This Third Amendment may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Lender.

      8.04 Headings. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

      8.05 Binding Effect; Assignment. This Third Amendment shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns; provided, however, that the rights and obligations of the Borrower under this Third Amendment shall not be assigned or delegated without the prior written consent of the Lender.

      8.06 Expenses. The Borrower agrees to pay the Lender upon demand for all reasonable expenses, including reasonable fees of attorneys and paralegals for the Lender (who may be employees of the Lender), incurred by the Lender in connection with the preparation, negotiation and execution of this Third Amendment and any document required to be furnished herewith.

                            [Signature page follows]

                                        5

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      IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    BORROWER:

                                    RMH TELESERVICES, INC.


                                    By: /s/ James E. Perry
                                        ---------------------------------------
                                        Name: James E. Perry
                                        Title: Senior Vice President, Finance


                                    LENDER:

                                    FOOTHILL CAPITAL CORPORATION


                                    By: /s/ Andrew T. Furlong III
                                        ---------------------------------------
                                        Name: Andrew T. Furlong III
                                        Title: Vice President

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